UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

Cboe Global Markets, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34774	20-5446972
(Commission File Number)	(IRS Employer Identification No.)

400 South LaSalle Street
Chicago, Illinois 60605
(Address of Principal Executive Offices)

Registrant's telephone number, including area code (312) 786-5600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (16 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (16 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (16 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (16 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 21, 2017, Cboe Global Markets, Inc. (the "Company") announced the planned retirement of its Vice President, Chief Accounting Officer, David S. Reynolds, in the second half of 2018. The Company also announced on December 21, 2017 the planned appointment of Jill Griebenow, currently Chief Financial Officer, Europe, to Vice President, Chief Accounting Officer, in the second half of 2018 following Mr. Reynolds' planned retirement.
Jill Griebenow, age 38, currently serves as Chief Financial Officer, Europe of the Company's subsidiary Cboe Europe Limited, a position she has served since the Company's acquisition of Bats Global Markets, Inc. ("Bats") on February 28, 2017 (the "Acquisition"). Previously, she served as Chief Financial Officer, Europe of Bats' subsidiary Bats Europe Limited since February 2014 and was employed by Bats in the financial area since 2011. Prior to that, she has also held various positions at Ernst & Young LLP. Ms. Griebenow is a certified public accountant and holds a bachelor's degree in accounting from the University of Northern Iowa. For 2017, Ms. Griebenow's annual base salary is $275,000, with a targeted annual bonus of $121,000.
Ms. Griebenow was an employee of Bats at time of the Acquisition and in connection with the Acquisition, 5,282 shares of restricted Bats common stock granted to her under the Bats equity incentive plans that were unvested immediately prior to the Acquisition were assumed by the Company and converted into 2,351 shares of restricted Company common stock, subject to the same terms and conditions (including vesting schedule) that applied to the applicable Bats restricted shares. Other than such employment and assumption, Ms. Griebenow does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(c) of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Cboe Global Markets, Inc.
(Registrant)

By:	/s/ Joanne Moffic-Silver
Joanne Moffic-Silver
Executive Vice President, General Counsel and Corporate Secretary

Dated: December 21, 2017